                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 1999

              PRUDENTIAL-BACHE/A.G. SPANOS REALTY PARTNERS L.P., I
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                                     0-17683           94-3069380
---------------------------------------    ------------    -----------------
(State or other jurisdiction of            (Commission     (I.R.S. Employer
incorporation or organization)             File Number)    Identification No.)

1341 West Robinhood, Suite B-9, Stockton, CA 95207
--------------------------------------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (209) 478-0140

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2. Disposition of Assets.

   Pursuant to the settlement of the class action which received final approval by the United States District Court for the Southern District of New York on July 21, 1998, the Registrant conducted an auction of all its properties.
The Registrant previously entered into agreements to sell four of the properties and has been negotiating the sale of the others. The Registrant has now entered into an agreement for the sale of the remaining four properties. The buyer is unaffiliated with the Registrant, its affiliates, its general partners and their respective officers and directors.

   On March 11, 1999, the Registrant entered into an agreement to sell the four remaining properties for an aggregate purchase price of $46,903,921 to WXI/SPN Real Estate Limited Partnership, a Delaware limited partnership (the 'Agreement'). The properties are:

   * Cameron Creek, a multi-family property, containing 211 units located in Tempe, Arizona;

   * Bernardo Crest, a multi-family property, containing 216 units located in San Diego, California;

   * Pointe West, a multi-family property, containing 138 units located in Aurora, Colorado;

   * Sandpebble Village, a multi-family property, containing 236 units located in Sparks, Nevada.

   Pursuant to the Agreement, the closing of the transaction will take place as soon as practicable after the signing of the Agreement but in no event later than April 25, 1999 or such later date on or before June 1, 1999 as may be required by the Registrant in order to prepay the present mortgages on the properties in accordance with the applicable loan document prepayment provisions.

   A portion of the purchase price in the amount of $612,237 will be placed in escrow at closing for a 90 day period as security for any surviving obligations of the Registrant to the buyer under the Agreement.

   The Agreement also provides that the Registrant may, but is not obligated, to adjourn the closing date as provided in the Agreement with respect to the Sandpebble Village property for a period not exceeding seventy-five days in the event a zoning variance is not obtained on or prior to the scheduled closing date.

   No assurance can be given that the sale of these properties will take place as provided in the Agreement.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/A.G. Spanos Realty Partners L.P., I (Registrant)

By: A.G. Spanos Realty Partners, L.P., General Partner

    By: AGS Financial Corporation, a general partner

         By: /s/ Arthur J. Cole                        Date: March 19, 1999
     -------------------------------------------
         Arthur J. Cole
         President and Chief Accounting Officer

     By: A.G. Spanos Realty Capital, Inc., a general partner

         By: /s/ Arthur J. Cole                        Date: March 19, 1999
     -------------------------------------------
         Arthur J. Cole
         Vice President and Chief Accounting Officer

                                       3